GOLDMAN SACHS CREDIT STRATEGIES FUND

Supplement dated February 7, 2011 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective February 7, 2011, the following replaces the “Global Corporate Credit Portfolio Management Team” section in its entirety in the “Management of the Fund—Fund Managers” section of the Prospectus:

Liberty Harbor Portfolio Management Team

■	The Liberty Harbor team consists of 15 investment professionals and manages over $5 billion in assets.
■	The team is led by Gregg Felton who has over 14 years of investment experience, with specific expertise in opportunistic corporate credit investing.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Gregg Felton Managing Director, Chief Investment Officer	Portfolio Manager— Credit Strategies	Since 2009	Mr. Felton is the head of the Liberty Harbor team and the Chief Investment Officer of Liberty Harbor, the credit alternatives platform at GSAM. He joined the Investment Adviser in 2006. From 2000 to 2006, Mr. Felton led Amaranth Advisors’ global corporate credit investment team.

David Frechette Managing Director	Portfolio Manager— Credit Strategies	Since 2010	Mr. Frechette is a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Frechette was a Managing Director in the Global Investments Group at Amaranth Advisors. Before joining Amaranth, he was a member of the Leverage Finance and Sponsor Coverage Group at CIBC World Markets.

Salvatore Lentini Managing Director, Head of Credit Trading	Portfolio Manager— Credit Strategies	Since 2010	Mr. Lentini is the Head of Credit Trading for the Liberty Harbor team and a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors.

Accountability for the portfolio resides with the lead portfolio managers, Gregg Felton, David Frechette and Salvatore Lentini, who oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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CRSTRTPMSTK 02-11